UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-09237

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Chairman, CEO and Co-CIO
Calamos Advisors LLC,
2020 Calamos Court,
Naperville, Illinois
60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	December 31, 2015

DATE OF REPORTING PERIOD:	January 1, 2015 through December 31, 2015

ITEM 1. REPORT TO SHAREHOLDERS.

Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer investment portfolios to suit a variety of asset allocation needs. For example, our mutual funds include equity, convertible, fixed income and alternative funds. We offer U.S. funds as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to manage risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced one of the first liquid alternative funds, offering returns with lower correlation to traditional stock and bond markets. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Contract Owners

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Contract Holder:

Welcome to your annual report for the 12-month period ended December 31, 2015. In this report, you will find commentary from the Calamos Investment Management Team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Growth and Income Portfolio.

During 2015, stock markets were volatile, as market participants grappled with global growth concerns, low commodity prices, turmoil in the Middle East, the Federal Reserve’s monetary policy and the upcoming U.S. presidential election. We expect this volatility to remain at elevated levels throughout 2016 due to these same factors.

Although the market environment of 2016 is likely to be challenging, we see opportunities for experienced and risk-aware investors. Supported by a healthy consumer, we do not believe that the U.S. economy is facing an imminent recession nor do we expect the Fed to make rash moves in regard to interest rates.

Drawing on experience that dates back to the difficult financial markets of the late 1970s, we believe this portfolio is particularly well suited for the landscape we expect, given our emphasis on pursuing lower-volatility equity participation over full market cycles. In this portfolio, we invest primarily in stocks and convertible securities, an approach that provides us with advantages versus the many balanced funds that invest in stocks and bonds.

Convertible securities combine characteristics of stocks and fixed-income securities. Because of their hybrid attributes, convertibles offer participation in the upside of the stock market, with potentially less exposure to stock market downside. Also, compared with traditional fixed-income securities, convertible securities have tended to perform better during periods of rising interest rates.

On behalf of all of us at Calamos Investments, I thank you for your continued trust. It is an honor to help you achieve your financial goals. Please visit us at www.calamos.com for our most recent outlook, portfolio insights and commentary from our investment team.

Sincerely,

John P. Calamos, Sr.

Founder, CEO and Global Co-CIO,

Calamos Advisors LLC

1

Investment Team Discussion

SECTOR WEIGHTINGS
Information Technology	23.1%
Financials	16.1
Consumer Discretionary	15.5
Health Care	13.1
Industrials	11.6
Consumer Staples	8.6
Energy	4.2
Utilities	1.9
Materials	0.9
Telecommunication Services	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Portfolio may hold.

CALAMOS GROWTH AND INCOME PORTFOLIO

INVESTMENT TEAM DISCUSSION

What is the Portfolio’s investment strategy?

Calamos Growth and Income Portfolio invests primarily in a diversified portfolio of convertible instruments (including synthetic convertible instruments), equity and fixed income securities of U.S. companies without regard to market capitalization. In pursuing its investment objective, the Portfolio’s investment team attempts to utilize these different securities to strike the appropriate balance of risk and return in terms of optimizing growth and income. As we focus on managing volatility, our goal is for the Portfolio to participate in a greater portion of equity market upside than downside over the long term.

Please discuss the Portfolio’s lower-volatility* characteristics.

We believe the Portfolio’s historical lower-volatility characteristics are a byproduct of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers an investment’s historic volatility versus the market, which is assigned a beta of 1.0. An investment with half the volatility of the market would have a beta of 0.5, while an investment with a beta of 2.0 would have twice the volatility of the market.

Since its inception, the Portfolio has had a beta of 0.72 versus the S&P 500 Index’s beta of 1.00. The Portfolio has therefore outperformed the broader equity market, as measured by the S&P 500 Index (see page 5), with 28% less volatility than the market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

Although our strategy is compared to an all-equity benchmark, we typically invest a portion of the Portfolio in securities that exhibit less volatility, such as convertible securities. This tends to offer lower downside capture, which is a critical part of our risk management process, but it can also cause the Portfolio returns to lag the benchmark return during periods of strong market performance. Through this focus on risk management, we have been able to provide investors a less-volatile equity investment, as measured by beta, and outperform the passive benchmark since inception.

What factors influenced performance over the period?

During the annual period ended December 31, 2015, the Portfolio’s A shares return ranked in the 14th percentile in the Morningstar Moderate Allocation category peer group.† For the one-year period, the Portfolio’s risk-managed approach produced a modest gain and performed in-line with the broad equity market (as represented by the

*	The Portfolio’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Portfolio. The Portfolio’s investment objective does not seek to reduce volatility, and as a result, the Portfolio may experience volatility in some market conditions.

†	Data is as of 12/31/15. Calamos Growth and Income Portfolio Class A shares were in the 14th, 40th, 68th, and 48th percentiles of 940, 865, 745 and 505 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar Moderate Allocation category. Moderate Allocation portfolios attempt to seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities and the remainder in fixed income and cash.

2	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Investment Team Discussion

S&P 500 Index). Overall, the market trended higher through the summer months of 2015, but not without a few bouts of volatility. Beginning in August, a rout in Chinese equities and plunging global commodity prices sent markets sharply lower through September. In addition, Fed policy uncertainty and reduced projections for corporate earnings weighed on nearly all asset classes and sectors during the two-month period with energy, health care and materials names especially hurt by the sell-off. However, the correction was relatively short-lived as equities bounced back in October, though the comeback was led by beaten-down commodity-related names and other lower-quality risk assets. As the year came to a close, weakness in energy and commodity prices once again weighed on the market, which managed to eke out a modest gain in 2015 after significant moves into positive and negative territory.

Relative to the all-equity S&P 500 index, the Portfolio generally kept pace with gains throughout much of the year and highlighted the advantages of its risk-management characteristics during the late summer downturn. While the market experienced a sharp pullback during this period, the Portfolio declined but held up better than the benchmark by virtue of strong relative security selection (in consumer discretionary, health care and technology) and prudent sector positioning (with an underweight to energy and materials). As discussed, the Portfolio strategically allocates a combination of common equities and convertible securities. Convertible securities provide the benefit of limiting downside equity risk as their fixed income characteristics work in conjunction with the common equities. This structure has allowed us to capture the majority of the equity market’s upside with lower overall volatility over full market cycles. What this means for our investors is a smoother path to building wealth over time.

From an economic sector perspective versus the S&P 500 Index, the Portfolio’s overweight allocation and strong selection within the consumer discretionary sector contributed the most to performance in the period. In particular, holdings within the footwear, home improvement retail, and movies and entertainment industries added to returns. We feel this sector is well positioned to benefit from resilient consumer spending and steady growth within the labor and housing markets. In addition, an overweight to and strong selection in the information technology sector helped. Specifically, holdings within the semiconductors, and technology hardware, storage and peripherals industries outperformed. We believe current holdings will benefit from demand for productivity enhancements as well as the tremendous pace of innovation in mobility and connectivity solutions globally.

The Portfolio’s underweight position and selection within the health care sector detracted from results for the year. Portfolio holdings within the biotechnology and pharmaceuticals industries hampered returns. We continue to have conviction in many health care companies that offer a desirable combination of growth catalysts, quality characteristics and strong fundamentals. An overweight stance and lagging selection within the industrials sector also held back returns as holdings in industrial conglomerates and railroads flagged. Within industrials, we favor companies whose businesses are closely tied to global demand for infrastructure, transportation and power solutions.

3

Investment Team Discussion

GROWTH OF $ 10,000 FOR 10 YEAR PERIOD ENDED 12/31/15

AVERAGE ANNUAL TOTAL RETURN† FOR THE PERIOD ENDED 12/31/15

1 YEAR	3 YEARS	5 YEARS	10 YEARS
1.12%	7.94%	6.00%	5.41%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: Mellon Analytical Solutions, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

4	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Investment Team Discussion

MANAGING RISK OVER MARKET CYCLES

The Growth and Income Portfolio historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures manager’s performance in down markets as defined by the named index. A downmarket is defined as those periods (months or quarters) in which named index return is less than 0. In essence, it tells you what percentage of the down market was captured by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper, Inc.

How is the Portfolio positioned?

We continue to favor opportunities within the technology, consumer discretionary and health care sectors. We expect our holdings to benefit from secular themes such as mobility and innovation, open access to information and entertainment, productivity enhancements and global infrastructure demand. We remain mindful of valuations within the Portfolio and have reduced risk in higher-valued names when given the opportunity. In addition to seeking out reasonable valuations, we are favoring companies with higher-quality attributes and the ability to grow earnings even in a slow-growth economic environment. Along these lines, we see opportunities among companies tied to the U.S. consumer, social media and internet security, while we avoid companies that are dependent on commodity prices and emerging market demand. Our use of equity-sensitive securities (convertible securities) enables us to reduce risk and dampen volatility within the Portfolio when markets become volatile.

5

Investment Team Discussion

While we continue to be active in many sectors, absolute and relative changes to the Portfolio have been modest. Among selected changes in the year, we slightly increased allocations to the consumer discretionary, consumer staples and information technology sectors by means of security transactions and price appreciation.

The Portfolio’s allocation to energy and financials were modestly reduced in the year. We hold a cautious view of the energy sector, which is reflected by our underweight position in the Portfolio. Pressures from reduced global demand and a strong dollar have continued to depress commodity prices. Similarly, we have been cautious, yet opportunistic, concerning our selections within financials based on our view of a prolonged period of low interest rates, which may hold back some names within the sector.

What closing thoughts do you have for Fund shareholders?

While we do not believe a recession in the U.S. is imminent, our view is that U.S. economic growth will be slow in 2016. We expect high volatility will be par for the course and positioning will be key. This may not be the most comfortable market for investors, but we believe there are opportunities for strategies utilizing active portfolio management. Paying close attention to valuations is prudent in this environment, and we are maintaining a vigilant stance. In an environment where volatility is a dominant concern, the case for convertible securities remains compelling, given their asymmetric risk/return profile. Our long-term, risk-managed approach has historically been rewarded in the environment we foresee.

6	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015. It is intended to help you understand the ongoing costs associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the examples table:

Actual

In this part of the table, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015, the period covered by this report. This table also shows the actual returns, after expenses, you would have earned during that time. This table can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 by the figure.

Hypothetical

In this part of the table, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from July 1, 2015 to December 31, 2015, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this table, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the table. Note that this table will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

7

Expense Overview

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, July 1, 2015 and held through December 31, 2015.
CLASS A SHARES
Calamos Growth and Income Portfolio
Actual Expenses per $1,000	$7.31
Actual – Ending Balance	$999.90

Hypothetical Expenses per $1,000	$7.38
Hypothetical – Ending Value	$1,017.90

Annualized expense ratio	1.45%

8	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Schedule of Investments    December 31, 2015

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (20.0%)
	Consumer Discretionary (5.5%)
215,000	Jarden Corp. 1.125%, 03/15/34	$266,268
320,000	Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)§ 0.750%, 03/30/43	484,677
225,000	Liberty Media Corp. 1.375%, 10/15/23	223,679
	Priceline Group, Inc.
150,000	1.000%, 03/15/18	213,882
130,000	0.900%, 09/15/21	131,181
145,000	Tesla Motors, Inc. 1.250%, 03/01/21	133,426

		1,453,113

	Energy (0.2%)
85,000	Whiting Petroleum Corp.* 1.250%, 04/01/20	57,701

	Financials (1.5%)
	Ares Capital Corp.
135,000	4.750%, 01/15/18	135,439
130,000	5.750%, 02/01/16	129,967
96,000	MGIC Investment Corp. 2.000%, 04/01/20	134,776

		400,182

	Health Care (2.6%)
80,000	BioMarin Pharmaceutical, Inc. 1.500%, 10/15/20	107,451
35,000	Gilead Sciences, Inc. 1.625%, 05/01/16	158,137
110,000	Hologic, Inc.‡ 0.000%, 12/15/43	140,740
175,000	Illumina, Inc. 0.000%, 06/15/19	192,226
59,000	Molina Healthcare, Inc. 1.625%, 08/15/44	71,717

		670,271

	Industrials (1.4%)
85,000	Air Lease Corp. 3.875%, 12/01/18	116,591
250,000	Siemens, AG 1.050%, 08/16/17	258,704

		375,295

	Information Technology (8.1%)
85,000	Euronet Worldwide, Inc. 1.500%, 10/01/44	102,348
200,000	Intel Corp. 3.250%, 08/01/39	334,995
65,000	Lam Research Corp. 0.500%, 05/15/16	84,748

PRINCIPAL AMOUNT		VALUE
110,000	LinkedIn Corp. 0.500%, 11/01/19	$116,088
140,000	Microchip Technology, Inc.* 1.625%, 02/15/25	140,920
105,000	NVIDIA Corp. 1.000%, 12/01/18	176,396
140,000	ON Semiconductor Corp.* 1.000%, 12/01/20	130,471
105,000	Red Hat, Inc. 0.250%, 10/01/19	137,590
205,000	Salesforce.com, Inc. 0.250%, 04/01/18	265,590
55,000	SanDisk Corp. 1.500%, 08/15/17	86,837
122,000	ServiceNow, Inc. 0.000%, 11/01/18	157,409
75,000	Twitter, Inc. 0.250%, 09/15/19	63,732
115,000	Workday, Inc. 0.750%, 07/15/18	132,623
200,000	Yahoo!, Inc. 0.000%, 12/01/18	195,927

		2,125,674

	Materials (0.7%)
102,000	Cemex, SAB de CV 3.720%, 03/15/20	78,141
102,000	RTI International Metals, Inc. 1.625%, 10/15/19	104,723

		182,864

	TOTAL CONVERTIBLE BONDS (Cost $4,897,263)	5,265,100

CORPORATE BONDS (5.2%)
	Consumer Discretionary (2.4%)
53,000	Dana Holding Corp. 5.500%, 12/15/24	52,006
	DISH DBS Corp.
70,000	5.875%, 07/15/22	65,275
70,000	5.125%, 05/01/20	70,131
140,000	Expedia, Inc. 5.950%, 08/15/20	153,199
100,000	Home Depot, Inc. 2.700%, 04/01/23	99,790
140,000	L Brands, Inc. 5.625%, 02/15/22	149,275
25,000	Lowe’s Companies, Inc. 3.875%, 09/15/23	26,593
20,000	PVH Corp. 4.500%, 12/15/22	19,625

		635,894

	Consumer Staples (0.6%)
135,000	Wal-Mart Stores, Inc. 3.300%, 04/22/24	139,487

See accompanying Notes to Schedule of Investments	9

Schedule of Investments    December 31, 2015

PRINCIPAL AMOUNT		VALUE

	Financials (0.5%)
50,000	Berkshire Hathaway, Inc. 3.000%, 02/11/23	$51,017
70,000	Neuberger Berman Group, LLC* 5.875%, 03/15/22	73,014

		124,031

	Health Care (0.1%)
30,000	Universal Health Services, Inc.* 4.750%, 08/01/22	30,488

	Industrials (0.2%)
60,000	Icahn Enterprises, LP 4.875%, 03/15/19	59,700

	Information Technology (1.2%)
20,000	ACI Worldwide, Inc.* 6.375%, 08/15/20	20,687
65,000	Apple, Inc. 3.450%, 05/06/24	67,395
75,000	Brocade Communications Systems, Inc. 4.625%, 01/15/23	71,953
135,000	Google, Inc. 3.375%, 02/25/24	143,035

		303,070

	Materials (0.2%)
65,000	Alcoa, Inc. 5.125%, 10/01/24	59,475

	TOTAL CORPORATE BONDS (Cost $1,351,164)	1,352,145

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (8.6%)
	Consumer Staples (0.4%)
1,650	Tyson Foods, Inc. 4.750%	100,122

	Financials (2.6%)
4,550	Affiliated Managers Group, Inc. 5.150%	256,506
2,000	American Tower Corp. 5.250%	204,520
2,000	Crown Castle International Corp. 4.500%	214,410

		675,436

	Health Care (2.9%)
310	Allergan, PLC 5.500%	319,356
9,495	Anthem, Inc. 5.250%	437,245

		756,601

NUMBER OF SHARES		VALUE

	Industrials (1.0%)
1,830	Stanley Black & Decker, Inc. 6.250%	$213,726
660	Stericycle, Inc. 5.250%	60,429

		274,155

	Telecommunication Services (0.6%)
2,300	T-Mobile USA, Inc. 5.500%	155,733

	Utilities (1.1%)
2,800	Dominion Resources, Inc. 6.375%	134,624
2,800	Exelon Corp. 6.500%	113,316
1,000	NextEra Energy, Inc. 6.371%	52,830

		300,770

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,198,189)	2,262,817

COMMON STOCKS (61.8%)
	Consumer Discretionary (7.6%)
430	Amazon.com, Inc.#	290,633
4,565	Home Depot, Inc.	603,721
7,220	Nike, Inc. - Class B	451,250
5,480	Starbucks Corp.	328,964
3,100	Walt Disney Company	325,748

		2,000,316

	Consumer Staples (7.6%)
9,154	Coca-Cola Company	393,256
2,125	Costco Wholesale Corp.	343,187
6,500	Mondelez International, Inc. - Class A	291,460
2,925	PepsiCo, Inc.	292,266
1,550	Philip Morris International, Inc.	136,261
3,635	Procter & Gamble Company	288,655
3,000	Walgreens Boots Alliance, Inc.	255,465

		2,000,550

	Energy (4.0%)
1,525	Anadarko Petroleum Corp.	74,084
1,175	Chevron Corp.	105,703
1,200	EOG Resources, Inc.	84,948
4,750	Exxon Mobil Corp.	370,262
4,280	Occidental Petroleum Corp.	289,371
1,665	Schlumberger, Ltd.	116,134

		1,040,502

	Financials (11.5%)
5,945	American International Group, Inc.	368,412

10	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    December 31, 2015

NUMBER OF SHARES		VALUE
3,200	Bank of New York Mellon Corp.	$131,904
8,600	Citigroup, Inc.	445,050
665	Intercontinental Exchange, Inc.	170,413
10,165	JPMorgan Chase & Company	671,195
5,154	MetLife, Inc.	248,474
5,300	State Street Corp.	351,708
11,800	Wells Fargo & Company	641,448

		3,028,604

	Health Care (7.5%)
785	Alexion Pharmaceuticals, Inc.#	149,739
1,960	Celgene Corp.#	234,730
650	Gilead Sciences, Inc.	65,773
3,900	Johnson & Johnson	400,608
6,170	Merck & Company, Inc.	325,899
8,275	Pfizer, Inc.	267,117
2,550	Stryker Corp.	236,997
2,935	Zimmer Biomet Holdings, Inc.	301,102

		1,981,965

	Industrials (9.0%)
850	3M Company	128,044
1,680	Boeing Company	242,911
4,000	CSX Corp.	103,800
3,850	Delta Air Lines, Inc.	195,157
2,475	Eaton Corp., PLC	128,799
12,800	General Electric Company	398,720
2,550	Honeywell International, Inc.	264,104
700	Lockheed Martin Corp.	152,005
1,300	Northrop Grumman Corp.	245,453
1,400	Union Pacific Corp.	109,480
2,850	United Parcel Service, Inc. - Class B	274,255
1,359	United Technologies Corp.	130,559

		2,373,287

	Information Technology (13.8%)
3,125	Accenture, PLC - Class A	326,563
810	Alphabet, Inc. - Class A#	630,188
9,235	Apple, Inc.	972,076
4,850	Broadcom Corp. - Class A	280,427
1,900	Facebook, Inc. - Class A#	198,854
3,350	MasterCard, Inc. - Class A	326,156
13,650	Microsoft Corp.	757,302
3,300	Oracle Corp.	120,549

		3,612,115

	Utilities (0.8%)
1,990	NextEra Energy, Inc.	206,741

	TOTAL COMMON STOCKS (Cost $13,223,802)	16,244,080

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (6.9%)
1,807,196	Fidelity Prime Money Market Fund - Institutional Class (Cost $1,807,196)	$1,807,196

TOTAL INVESTMENTS (102.5%) (Cost $23,477,614)		26,931,338

LIABILITIES, LESS OTHER ASSETS (-2.5%)		(648,451)

NET ASSETS (100.0%)		$26,282,887

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	European Monetary Unit	01/28/16	6,000	$6,524	$(50)
JPMorgan Chase Bank N.A.	European Monetary Unit	01/28/16	4,000	4,349	96

					$46

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Brown Brothers Harriman	European Monetary Unit	01/28/16	30,000	$32,621	$572
Northern Trust Company	European Monetary Unit	01/28/16	8,000	8,699	89
State Street Bank and Trust	European Monetary Unit	01/28/16	4,000	4,349	(54)
Bank of America N.A.	Mexican Peso	01/28/16	27,000	1,564	2
Citibank N.A.	Mexican Peso	01/28/16	—	—	142
Northern Trust Company	Mexican Peso	01/28/16	425,000	24,619	1,054

					$1,805

NOTES TO SCHEDULE OF INVESTMENTS

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

‡	Variable rate or step bond security. The rate shown is the rate in effect at December 31, 2015.

#	Non-income producing security.

See accompanying Notes to Schedule of Investments	11

Statement of Assets and Liabilities    December 31, 2015

ASSETS
Investments in securities, at value (cost $23,477,614)	$26,931,338
Unrealized appreciation on forward foreign currency contracts	2,455
Receivables:
Accrued interest and dividends	62,977
Portfolio shares sold	401
Prepaid expenses	380
Other assets	99,076
Total assets	27,096,627
LIABILITIES
Unrealized depreciation on forward foreign currency contracts	604
Payables:
Investments purchased	648,500
Portfolio shares redeemed	3,773
Affiliates:
Investment advisory fees	16,749
Deferred compensation to trustees	99,076
Financial accounting fees	258
Trustees’ fees and officer compensation	267
Other accounts payable and accrued liabilities	44,513
Total liabilities	813,740
NET ASSETS	$26,282,887
COMPOSITION OF NET ASSETS
Paid in capital	$23,323,141
Undistributed net investment income (loss)	(181,845)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(313,984)
Unrealized appreciation (depreciation) of investments and foreign currency translations	3,455,575
NET ASSETS	$26,282,887
Shares outstanding (no par value; unlimited number of shares authorized)	1,867,764
Net asset value and redemption price per share	$14.07

12	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Operations    Year Ended December 31, 2015

INVESTMENT INCOME
Interest	$282,681
Dividends	480,932
Securities lending income	1,259
Dividend taxes withheld	(327)
Total investment income	764,545

EXPENSES
Investment advisory fees	203,480
Audit fees	55,900
Legal fees	42,353
Printing and mailing fees	36,844
Accounting fees	15,527
Trustees’ fees and officer compensation	12,806
Transfer agent fees	8,549
Custodian fees	8,274
Financial accounting fees	3,127
Other	9,103
Total expenses	395,963
NET INVESTMENT INCOME (LOSS)	368,582

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	547,340
Foreign currency transactions	30,371
Change in net unrealized appreciation/(depreciation) on:
Investments	(600,522)
Foreign currency translations	(16,686)
NET GAIN (LOSS)	(39,497)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$329,085

See accompanying Notes to Financial Statements	13

Statements of Changes in Net Assets

	YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014
OPERATIONS
Net investment income (loss)	$368,582	$348,875
Net realized gain (loss)	577,711	2,495,242
Change in unrealized appreciation/(depreciation)	(617,208)	(1,022,040)
Net increase (decrease) in net assets resulting from operations	329,085	1,822,077

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(732,340)	(270,035)
Net realized gains	(1,041,589)	(2,604,773)
Total distributions	(1,773,929)	(2,874,808)

CAPITAL SHARE TRANSACTIONS
Issued	1,790,518	2,287,675
Issued in reinvestment of distributions	1,773,929	2,874,808
Redeemed	(3,584,579)	(4,532,782)
Net increase (decrease) in net assets from capital share transactions	(20,132)	629,701
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,464,976)	(423,030)

NET ASSETS
Beginning of year	$27,747,863	$28,170,893
End of year	26,282,887	27,747,863
Undistributed net investment income (loss)	$(181,845)	$(199,399)

CAPITAL SHARE TRANSACTIONS
Shares issued	122,277	146,009
Shares issued in reinvestment of distributions	122,803	191,691
Shares redeemed	(243,851)	(291,465)
Net increase (decrease) in capital shares outstanding	1,229	46,235

14	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  CALAMOS ADVISORS TRUST (the “Trust”), a Massachusetts business trust organized February 17, 1999, consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”), which commenced operations on May 19, 1999.

The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio seeks high long-term total return through growth and current income.

Significant Accounting Policies.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolio:

Portfolio Valuation. The valuation of the Portfolio’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Portfolio determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on

15

Notes to Financial Statements

market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of December 31, 2015. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Portfolio’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Portfolio recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2012 – 2015 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection to a potential claim to be remote.

16	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

Note 2 – Investment Adviser and Transactions with Affiliates or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%.

Pursuant to a financial accounting services agreement, during the year the Portfolio paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Portfolio pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Portfolio reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Portfolio’s transfer agent (“US Bancorp”), Calamos Financial Services LLC (“CFS”) provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Advisors Trust and Calamos Investment Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Portfolio has not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Portfolio to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $99,076 is included in “Other assets” on the Statement of Assets and Liabilities at December 31, 2015. The Portfolio obligation to make payments under the Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at December 31, 2015.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the year ended December 31, 2015 were as follows:

Cost of purchases	$5,491,103
Proceeds from sales	7,215,383

The following information is presented on a federal income tax basis as of December 31, 2015. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

17

Notes to Financial Statements

The cost basis of investments (excluding Investments of Collateral for Securities on Loan) for federal income tax purposes at December 31, 2015 was as follows:

Cost basis of investments	$23,948,135

Gross unrealized appreciation	4,126,752
Gross unrealized depreciation	(1,143,549)

Net unrealized appreciation (depreciation)	$2,983,203

Note 4 – Income Taxes

For the fiscal year ended December 31, 2015, the Portfolio recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$—
Undistributed net investment income/(loss)	381,312
Accumulated net realized gain/(loss) on investments	(381,312)

Distributions for the year were characterized for federal income tax purposes as follows:

	YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014
Distributions paid from:
Ordinary income	$932,337	$292,005
Long-term capital gains	841,592	2,582,803

As of December 31, 2015, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$28,677
Undistributed capital gains	48,173

Total undistributed earnings	76,850
Accumulated capital and other losses	—
Net unrealized gains/(losses)	2,985,054

Total accumulated earnings/(losses)	3,061,904
Other	(102,158)
Paid-in capital	23,323,141

Net assets applicable to common shareholders	$26,282,887

Note 5 – Derivative Instruments

Foreign Currency Risk.  The Portfolio engages in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. To mitigate the counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs Over-The-Counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Portfolio and the counterparty and the amount of collateral due from the Portfolio or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. For financial

18	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Portfolio’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Portfolio on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Portfolio realizes a gain or loss when a position is closed or upon settlement of the contracts. As of December 31, 2015, the Portfolio had outstanding forward foreign currency contracts as listed on the Schedule of Investments.

Equity Risk.  The Portfolio may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Portfolio may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Portfolio may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Portfolio, on broad-based securities indexes, or certain ETFs.

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Portfolio do not typically give rise to counterparty credit risk since options written obligate the Portfolio and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Portfolio since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of December 31, 2015, the Portfolio had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Forward foreign currency contracts(1)	$2,455	$604

	$2,455	$604

19

Notes to Financial Statements

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of December 31, 2015:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Bank of America N.A.	ISDA	$2	$—	$—	$2	$—
Brown Brothers Harriman	ISDA	572	—	—	572	—
Citibank N.A.	ISDA	153	60	—	92	—
JPMorgan Chase Bank N.A.	ISDA	96	—	—	96	—
Northern Trust Company	ISDA	1,632	490	—	1,143	—
State Street Bank and Trust	ISDA	—	54	—	—	54

		$2,455	$604	$—	$1,905	$54

(1)	Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

For the year ended December 31, 2015, the volume of derivative activity for the Portfolio is reflected below:*

VOLUME
Forward foreign currency contracts	$760,072

*	Activity during the year is measured by opened forward foreign currency contracts (measured in notional).

Note 6 – Securities Lending

The Portfolio may loan one or more of its securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Portfolio. The Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral. Upon receipt of cash or cash equivalent collateral, the Portfolio’s securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Portfolio records the investment of collateral as an asset and the value of the collateral as a liability on the Statement of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Portfolio will record unrealized depreciation equal to the decline in value of the invested collateral. The Portfolio may pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging these loans. The Portfolio has the right to call a loan and obtain the securities loaned at any time. The Portfolio does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the year while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this year, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, the Portfolio’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Portfolio lends securities. The Portfolio has the right to call a loan and obtain the securities loaned at any time. At December 31, 2015, the Portfolio did not have any securities on loan to broker-dealers and banks.

Note 7 – Fair Value Measurements

Various inputs are used to determine the value of the Portfolio’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

20	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Portfolio’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Portfolio’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Portfolio’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$5,265,100	$—	$5,265,100
Corporate Bonds	—	1,352,145	—	1,352,145
Convertible Preferred Stocks	2,006,311	256,506	—	2,262,817
Common Stocks U.S.	16,244,080	—	—	16,244,080
Short Term Investment	1,807,196	—	—	1,807,196
Forward Foreign Currency Contracts	—	2,455	—	2,455

Total	$20,057,587	$6,876,206	$—	$26,933,793

Liabilities:
Forward Foreign Currency Contracts	$—	$604	$—	$604

Total	$—	$604	$—	$604

21

Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.87	$15.48	$14.07	$13.41	$13.88
Income from investment operations:
Net investment income (loss)(a)	0.20	0.20	0.20	0.21	0.18
Net realized and unrealized gain (loss)	(0.03)	0.84	2.09	0.92	(0.44)
Total from investment operations	0.17	1.04	2.29	1.13	(0.26)
Less distributions to common shareholders from:
Net investment income	(0.40)	(0.15)	(0.17)	(0.29)	(0.21)
Net realized gains	(0.57)	(1.50)	(0.71)	(0.18)	—
Total distributions	(0.97)	(1.65)	(0.88)	(0.47)	(0.21)
Net asset value, end of period	$14.07	$14.87	$15.48	$14.07	$13.41
Total investment return based on:
Net asset value(b)	1.12%	6.84%	16.40%	8.43%	(1.87% )
Net assets, end of period (000)	$26,283	$27,748	$28,171	$26,645	$25,105
Ratios to average net assets applicable to common shareholders:
Net expenses	1.46%	1.41%	1.39%	1.35%	1.41%
Net investment income (loss)	1.36%	1.26%	1.37%	1.46%	1.27%
Portfolio turnover rate	21.4%	47.6%	63.8%	44.1%	55.9%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions.

22	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Advisors Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Growth and Income Portfolio, the sole portfolio constituting the Calamos Advisors Trust (the “Trust”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calamos Growth and Income Portfolio of the Calamos Advisors Trust as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

February 4, 2016

23

Trustee Approval of the Management Agreement    (Unaudited)

The Board of Trustees of Calamos Advisors Trust (“Board”) oversees the Portfolio’s management, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors. Under the management agreement Calamos Advisors serves as the investment manager and administrator for the Trust and the Portfolio. The “Independent Trustees,” who comprise more than 75% of the Board, have never been affiliated with Calamos Advisors.

In connection with its most recent consideration regarding continuation of the management agreement, the Board received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests by the Independent Trustees and their independent legal counsel. During the course of their consideration of the management agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.

At a meeting on July 16-17, 2015, based on its evaluation of the information referred to above, and other information, the Board determined that the overall arrangements between the Portfolio and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Board considered relevant in the exercise of its business judgment. At that meeting, the Board, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2016, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, extent and quality of the services provided by Calamos Advisors to the Portfolio, (ii) the investment performance of the Portfolio as well as performance information for comparable funds and other, comparable clients of Calamos Advisors, (iii) the fees and other expenses paid by the Portfolio as well as expense information for comparable funds and for other, comparable clients of Calamos Advisors, (iv) the profitability of Calamos Advisors and its affiliates from their relationship with the Portfolio, (v) whether economies of scale may be realized as the Portfolio grows, and whether such fee levels share economies of scale with Portfolio investors, and (vi) other benefits to Calamos Advisors from its relationship with the Portfolio. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement, and each Board member may have attributed different weights to the factors considered.

Nature, Extent and Quality of Services.  The Board’s consideration of the nature, extent and quality of the services provided by Calamos Advisors to the Portfolio took into account the knowledge gained from the Board’s meetings with Calamos Advisors throughout the prior year. In addition, the Board considered: (i) Calamos Advisors’ long-term history of managing the Portfolio, (ii) the consistency of investment approach, (iii) the background and experience of Calamos Advisors’ investment personnel responsible for managing the Portfolio, and (iv) Calamos Advisors’ performance as administrator of the Portfolio, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed Calamos Advisors’ resources and key personnel involved in providing investment management services to the Portfolio, including the time that investment personnel devote to the Portfolio. The Board also considered compliance reports about Calamos Advisors from the Portfolio’s Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services provided by Calamos Advisors to the Portfolio were appropriate and consistent with the management agreement, and that the Portfolio was likely to continue to benefit from services provided under its management agreement with Calamos Advisors.

Investment Performance of the Portfolio.  The Board considered the Portfolio’s investment performance over various time periods, including how the Portfolio performed compared to the median performance of a group of comparable funds (the Portfolio’s “Category Median”) selected by Morningstar, Inc. (“Morningstar”), an independent data service provider. The performance periods considered by the Board ended on March 31, 2015.

The Board considered that the Portfolio outperformed its Category Median during the one- and ten-year periods, although the Portfolio underperformed its Category Median during the three- and five-year periods.

Costs of Services Provided and Profits Realized by Calamos Advisors.  Using information provided by Morningstar, the Board evaluated the Portfolio’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Portfolio’s “Expense Group”), and the Portfolio’s total expense ratio compared to the median total expense ratio of the Portfolio’s Expense Group.

24	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Trustee Approval of the Management Agreement    (Unaudited)

The Board also reviewed Calamos Advisors’ management fee rates for its institutional separate accounts and for its sub-advised funds (for which Calamos Advisors provides portfolio management services only). The Board took into account Calamos Advisors’ assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Portfolio, the differences reflected Calamos Advisors’ greater level of responsibilities and significantly broader scope of services regarding the Portfolio, and the more extensive regulatory obligations and risks associated with managing the Portfolio, and other financial considerations with respect to the Portfolio. The Board considered factors that lead to more expenses for registered funds including: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rate of assets under management and (v) greater exposure to “make whole” errors.

In addition, the Board generally considered Calamos Advisors’ costs, including costs associated with technology, infrastructure and compliance necessary to manage the Portfolio. The Board reviewed Calamos Advisors’ methodology for allocating costs among Calamos Advisors’ lines of business. The Board also considered information regarding the structure of Calamos Advisors’ compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of Calamos Advisors in serving as the Portfolio’s investment manager. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of Calamos Advisors’ parent company and discussed its corporate structure.

The Board considered that the Portfolio’s management fee rate and total expense ratio, which reflects the total fees paid by an investor, are both higher than the respective medians of the Portfolio’s Expense Group.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by the Portfolio to Calamos Advisors was reasonable in light of the nature, extent and quality of the services provided, and was in the best interests of Portfolio shareholders.

Economies of Scale.  The Board considered whether the Portfolio’s management fee shares with shareholders potential economies of scale that may be achieved by Calamos Advisors. The Board concluded that the fee schedule for the Portfolio was appropriate at current asset levels.

Other Benefits Derived from the Relationship with the Portfolio.  The Board considered other benefits that accrue to Calamos Advisors and its affiliates from their relationship with the Portfolio. The Board concluded that, other than the services to be provided by Calamos Advisors and its affiliates pursuant to their agreements with the Portfolio and the fees payable by the Portfolio for such services, the Portfolio and Calamos Advisors may potentially benefit from their relationship with each other in other ways.

The Board also considered Calamos Advisors’ use of a portion of the commissions paid by the Portfolio on its portfolio brokerage transactions to obtain research products and services benefiting the Portfolio and/or other clients of Calamos Advisors and concluded, based on reports from the Portfolio’s Chief Compliance Officer, that Calamos Advisors’ use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in its consideration, the Board, including all of the Independent Trustees, concluded that the continuation through July 31, 2016 of the management agreement for the Portfolio with Calamos Advisors was in the best interest of the Portfolio and its shareholders.

25

Tax Information    (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2016, shareholders received Form 1099-DIV which included their share of qualified dividends and capital gains distributed during the calendar year 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Portfolio hereby designates $841,592 as capital gain dividends for the fiscal year ended December 31, 2015.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates $376,114, or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended December 31, 2015.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates 48.51% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2015.

26	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Trustees and Officers    (Unaudited)

The management of the Trust, including general supervision of the duties performed for the Trust under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, age at December 31, 2015, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND AGE	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Fund:

John P. Calamos, Sr., 75*	Trustee and President (since 1988)	27	Chairman, CEO, and Global Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”) (until 2013); Director, CAM

Trustees who are not interested persons of the Fund:

John E. Neal, 65	Trustee (since 2001)	27	Private investor; Director, Equity Residential Trust (publicly-owned REIT) and Creation Investment (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 64	Trustee (since 2002)	27	Private investor; Director, Christian Brothers Investment Services Inc. (since February 2010); Director, Private Bancorp (since December 2003); formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer & Arnett (until March 2011); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**; Trustee, Lewis University (since October 2012)

Stephen B. Timbers, 71	Trustee (since 2004); Lead Independent Trustee (since 2005)	27	Private investor

David D. Tripple, 71	Trustee (since 2006)	27	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

Virginia G. Breen, 51	Trustee (since 2015)	27	Trustee, Neuberger, Berman Fund Complex (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust (since 2004); Director, UBS A&Q Fund Complex (since 2008)*****; Partner, Chelsea Partners (since 2011) (advisory services); Director, Bank of America/US Trust Company (until 2015); General Partner, Sienna Ventures (until 2011); General Partner, Blue Rock Capital (until 2011) (venture capital fund)

Theresa A. Hamacher, 55	Trustee (since 2015)	27	President, Versanture Consulting, LLC (since 2015); President, NICSA, Inc. (non-profit association for investment management industry participants) (until 2015)

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**	Overseeing 104 portfolios in fund complex.

***	Overseeing three portfolios in fund complex.

****	Overseeing six portfolios in fund complex.

*****	Overseeing eight portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS ETF Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund, CALAMOS Global Dynamic Income Fund and CALAMOS Dynamic Convertible and Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

27

Trustees and Officers    (Unaudited)

Officers.  The preceding table gives information about John P. Calamos, Sr., who is President and CEO of the Trust. The following table sets forth each other officer’s name, age at December 31, 2015, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
Nimish S. Bhatt, 52	Vice President and Chief Financial Officer (since 2007)	Senior Vice President (since 2004), Chief Financial Officer (since May 2011), Head of Fund Administration (since November 2011), CAM, CILLC, Calamos Advisors, CWM; Director, Calamos Global Funds plc (since 2007); prior thereto Director of Operations (2004-2011)

Curtis Holloway, 48	Treasurer (since 2010), Prior thereto Assistant Treasurer (2007-2010)	Vice President, Fund Administration (since 2013), Calamos Advisors; Vice President, Financial Operation Principal and Head of Fund Administration (since 2013), CFS; Treasurer of Calamos Investment Trust, Calamos Advisors Trust, CHI, CHY, CSQ, CGO and CHW (since June 2010); prior thereto Assistant Treasurer (2007-2010)

Robert Behan, 51	Vice President (since September 2013)	President (since 2015), Head of Global Distribution (since April 2013), CAM, CILLC, Calamos Advisors, and CFS; prior thereto Senior Vice President (2009-2013), Head of Global Distribution (March 2013-April 2013); prior thereto Head of US Intermediary Distribution (2010-2013); prior thereto Head of Strategic Partners Team (2010-2010); prior thereto National Accounts/Retirement Services (2009-2010); prior thereto Vice President, Director of Retirement Services (2008-2009)

J. Christopher Jackson, 64	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors and CFS (since 2010); Director, Calamos Global Funds plc (since 2011); Director, Calamos Arista Strategic Master Fund Ltd. and Calamos Arista Strategic Fund Ltd. (since 2013); prior thereto Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010);

Mark J. Mickey, 64	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of Special Shareholder Meeting

The Trust held a special meeting of shareholders on July 16, 2015. The purpose of the special meeting was to elect seven trustees to the Trust’s board of trustees, to serve until the trustee’s successor is duly elected and qualified, and to conduct any other lawful business of the Fund. Messrs. John P. Calamos, Sr., John E. Neal, William R. Rybak, Stephen B. Timbers, and David D. Tripple were nominated for reelection as trustees, Ms. Virginia G. Breen and Ms. Theresa A. Hamacher were nominated for election as new trustees, and all were elected as such by a plurality vote as follows:

TRUSTEE NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES AND ABSTENTIONS
Virginia G. Breen	1,843,046.633	32,074.023	0
John P. Calamos, Sr.	1,845,879.329	29,241.327	0
Theresa A. Hamacher	1,845,879.329	29,241.327	0
John E. Neal	1,845,879.329	29,241.327	0
William R. Rybak	1,845,879.329	29,241.327	0
Stephen B. Timbers	1,845,879.329	29,241.327	0
David D. Tripple	1,845,879.329	29,241.327	0

28	CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Advisors LLC, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Portfolio’s proxy voting record for the twelve month period ended June 30, 2015, is also available free of charge upon request by calling or writing Calamos Advisors LLC and by visiting the SEC website at http://www.sec.gov. The Portfolio files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available free of charge, upon request, by calling or writing Calamos Advisors LLC or by visiting the SEC website. You may also review or, for a fee, copy the form at the SEC’s Public Reference Room in Washington, D.C. 1.800.SEC.0330.

CALAMOS ADVISORS TRUST

This report, including the audited financial statements contained herein, is submitted for general information for the contract owners of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied by a currently effective prospectus of the Portfolio, and, after March 31, 2016, updated performance data for the most recently completed calendar quarter.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2016 Calamos Investments, LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered trademarks of Calamos Investments, LLC.

KCLSAN 2146 2015

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has six audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Theresa Hamacher, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	12/31/2014	12/31/2015
Audit Fees(a)	$30,300	$30,300
Audit-Related Fees(b)	$25,600	$25,600
Tax Fees(c)	$—	$—
All Other Fees(d)	$—	$—

Total	$55,900	$55,900

(a)	Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
(b)	Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c)	Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.
(d)	All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.
(e)	(1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1) of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e) (2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment advisor or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	12/31/2014	12/31/2015
Registrant	$—	$—
Investment Adviser	$—	$—

(h)	No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 5, 2016

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	February 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 5, 2016

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	February 5, 2016